Lease Commitments	12 Months Ended
Jan. 03, 2016
Leases [Abstract]
Lease Commitments
Lease Commitments
The Company leases buildings and equipment under capital and operating leases. The present value of the minimum capital lease payments, net of the current portion, totaled $7.4 million at January 3, 2016. Operating lease agreements, which include leases for manufacturing facilities and office space frequently include renewal options and require the Company to pay for utilities, taxes, insurance and maintenance expense. No lease agreement imposes a restriction on the Company’s ability to engage in financing transactions or enter into further lease agreements.
At January 3, 2016, future minimum lease payments for capital leases and for operating leases with non-cancelable terms of more than one year were as follows (in millions):

Lease Commitments:	Capital	Operating
2016	$1.5	$22.2
2017	1.3	19.9
2018	1.4	16.9
2019	1.3	15.2
2020	1.1	14.6
Thereafter	4.0	77.1
Total minimum lease payments	10.6	$165.9
Less:
Imputed interest	(2.0)
Current portion	(1.2)
Present value of minimum capital lease payments, net of current portion	$7.4

The 2015 property, plant and equipment accounts included $11.8 million of property leased under capital leases and $6.4 million of related accumulated depreciation. The 2014 property, plant and equipment accounts included $12.4 million of property leased under capital leases and $5.4 million of related accumulated depreciation. Rental expense under operating leases, net of sublease income, was $24.5 million in 2015, $25.5 million in 2014, and $25.8 million in 2013.